EXHIBIT 10.9

EIGHTH AMENDMENT
TO FINANCING AGREEMENT

EIGHTH AMENDMENT, dated as of December 16, 2015 (this "Amendment"), to the Financing Agreement, dated as of December 31, 2012 (as previously amended, the "Financing Agreement"), by and among Christals Acquisition, LLC, a Delaware limited liability company (the "Parent"), Peekay Acquisition, LLC, a Delaware limited liability company ("Peekay Acquisition"), the subsidiaries of Peekay Acquisition listed as Borrowers on the signature pages thereto (together with Peekay Acquisition, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" hereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cortland Capital Market Services LLC, as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Collateral Agent"), and as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Administrative Agent"), and CB Agency Services, LLC, as origination agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Origination Agent"; together with the Collateral Agent and the Administrative Agent, each an "Agent" and collectively, the "Agents").

RECITALS. The Borrowers, the Guarantors, the Lenders, the Collateral Agent, the Administrative Agent and the Origination Agent are parties to the Financing Agreement, pursuant to which the Lenders made certain term loans (each a "Loan" and collectively, the "Loans") to the Borrowers. The Loan Parties have requested, among other things, that the Lenders waive any noncompliance with the Leverage Ratio and Minimum Liquidity covenants set forth in Section 7.03 of the Financing Agreement through February 15, 2016 and the Lenders extend the Final Maturity Date as set forth below.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions. Any terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendments. The Financing Agreement shall be amended as follows (provided, that notwithstanding anything herein to the contrary, if the Sixth Amendment Effective Date occurs, the amendments and modifications contemplated therein shall become effective):

(a) New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

"'Eighth Amendment' means the Eighth Amendment to Financing Agreement, dated as of December __, 2015, by and among the Borrowers, the Guarantors, the Lenders and the Agents."

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"'Eighth Amendment Effective Date' means the date on which the Eighth Amendment shall become effective in accordance with its terms."

(b) Amended Definitions. Section 1.01 of the Financing Agreement is hereby amended by amending and restating the following definition:

"'Final Maturity Date' means the earliest of (i) February 15, 2016, (ii) the date on which the Loans shall become due and payable in accordance with the terms of this Agreement, and (iii) the payment in full of all Obligations and the termination of all Commitments."

(c) Fees. Section 2.06 of the Financing Agreement is hereby amended by adding a new subsection (j), to read in its entirety as follows:

"(j) Eighth Amendment Fee. The Borrowers shall pay to the Administrative Agent a non-refundable amendment fee (the "Eighth Amendment Fee"), for the account of each Lender that shall have delivered to the Administrative Agent a counterpart of the Eighth Amendment signed on behalf of such Lender (or that shall have provided to the Administrative Agent written evidence satisfactory to the Administrative Agent (which may include a telecopy or electronic transmission of a signed signature page of the Eighth Amendment) that such Lender has signed and delivered to the Administrative Agent a counterpart of the Eighth Amendment) prior to 4:00 p.m., New York time, on December 27, 2015 (each such Lender, a "Eighth Amendment Consenting Lender"), in an amount equal to 0.50% of the aggregate principal amount of the outstanding Loans of such Eighth Amendment Consenting Lender as of the Eighth Amendment Effective Date, The Eighth Amendment Fee shall only be earned if all Lenders have delivered their signed signature page of the Eighth Amendment. The Eighth Amendment Fee owing to each Eighth Amendment Consenting Lender (i) shall constitute "Obligations" that are secured by the Collateral, (ii) shall be fully earned as of the Eighth Amendment Effective Date in consideration for such Eighth Amendment Consenting Lender's execution and delivery of the Eighth Amendment, and (iii) shall be payable on the earliest to occur of (A) the Final Maturity Date, and (B) the date on which all of the Obligations (other than Contingent Indemnification Obligations) are repaid or required to be repaid in full in cash."

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3. Waiver and Consent.

(a) Pursuant to the request of the Loan Parties and in accordance with Section 12.02 of the Financing Agreement, but subject to the satisfaction of the conditions set forth in Section 6 hereof, the Lenders hereby consent to, and waive any Event of Default that would otherwise arise under Section 9.01(c)(i) of the Financing Agreement as a result of:

(i) any noncompliance with Section 7.02(h) of the Financing Agreement or Section 4 of the Fourth Amendment, Fifth Amendment, or Seventh Amendment resulting from the payment, on or before June 30, 2015, to Christals Management, LLC ("Christals Management") under the Management Agreement of Permitted Management Fees in advance instead of in arrears, including the payment of $62,500 to Christals Management on June 29, 2015.

(ii) subject to Section 3(b) below, any noncompliance with Section 7.03(a) arising from the failure of the Parent and its Subsidiaries to have a Leverage Ratio for each period of four fiscal quarters ending on June 30, 2015, September 30, 2015 and December 31, 2015 of not more than the applicable ratio specified in Section 7.03(a); and

(iii) subject to Section 3(b) below, any noncompliance with Section 7.03(b) arising from the failure of the Parent and its Subsidiaries to have Liquidity of at least $1,500,000 at any time from June 30, 2015 through December 31, 2015.

(b) Notwithstanding the consents and waivers set forth in Section 3(a) above, if any of the Obligations remain outstanding as of February 15, 2016, then the Loan Parties must satisfy (i) the Leverage Ratio of the Parent and its Subsidiaries for the periods of four fiscal quarters ending September 30, 2015 and December 31, 2015 as set forth in Section 7.03(a) of the Financing Agreement and (ii) the Liquidity test at the end of the fiscal quarters ending September 30, 2015 and December 31, 2015 as set forth in Section 7.03(b) of the Financing Agreement.

(c) The waivers and consents in this Section 3 shall be effective only in the specific instances and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall remain in full force and effect.

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4. Suspension of Cash Payment of Permitted Management Fees. Except as set forth below in this Section 4, the Loan Parties agree not to pay any Permitted Management Fees until the earlier to occur of (a) the Final Maturity Date, or (b) the date on which all Obligations are repaid or required to be repaid and all Commitments are terminated; provided, however, that upon the closing of a Qualified IPO, the Loan Parties may pay to CP IV SPV, LLC $325,000 of Permitted Management Fees. Permitted Management Fees shall continue to accrue through December 31, 2015, but shall not accrue thereafter. Without limiting the generality of the foregoing, in no event shall any Permitted Management Fees be paid prior to the date that Peekay Boutiques, Inc. consummates the Qualified IPO.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows as of the date hereof:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant to this Amendment, the Financing Agreement or any other Loan Document on or prior to the Eighth Amendment Effective Date are true and correct in all material respects (or, as to any such representation or warranty that is qualified by materiality, "Material Adverse Effect" or a similar materiality qualifier, in all respects) with the same effect as though such representations and warranties had been made on such date, (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects (or, as to any such representation or warranty that is qualified by materiality, "Material Adverse Effect" or a similar materiality qualifier, in all respects) only as of such specified date), and no Default or Event of Default has occurred and is continuing as of the Eighth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Enforceability of Loan Documents. This Amendment and the Financing Agreement, as amended by this Amendment, when delivered hereunder, will be a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

6. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the date on which all such conditions shall have been satisfied is hereinafter referred to as the "Eighth Amendment Effective Date"):

(a) Representations and Warranties. The representations and warranties contained in this Amendment, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other document delivered to any Agent or any Lender pursuant to this Amendment, the Financing Agreement or any Loan Document on or prior to the Eighth Amendment Effective Date are true and correct in all material respects (or, as to any such representation or warranty that is qualified by materiality, "Material Adverse Effect" or a similar materiality qualifier, in all respects) with the same effect as though such representations and warranties had been made on such date, (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects (or, as to any such representation or warranty that is qualified by materiality, "Material Adverse Effect" or a similar materiality qualifier, in all respects) only as of such specified date).

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(b) No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Eighth Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

(c) Delivery of Documents. The Collateral Agent shall have received on or before the Eighth Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agents and, unless indicated otherwise, dated the Eighth Amendment Effective Date:

(i) this Amendment, duly executed by the Loan Parties and each Lender; and

(ii) such other agreements, instruments, approvals and other documents as any Agent may reasonably request.

(d) Costs and Expenses. Counsel (defined in Section 9 below) for the group of Term A Lenders (the "TLA Lender Group") shall have received from the Borrowers the Expense Advance (as defined in Section 9 below).

7. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Eighth Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

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8. Release. In consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Eighth Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

9. Expense Advance. Notwithstanding anything to the contrary contained in the Financing Agreement, on or before the Eighth Amendment Effective Date, the Borrower shall pay an advance in cash of $150,000 ("Expense Advance") to counsel to the TLA Lender Group ("Counsel") for fees and expenses to be incurred by Counsel in connection with, arising from or relating to the Financing Agreement, other Loan Documents, or the Borrowers, including, but not limited to, the preservation and protection of the TLA Lender Group's rights (as determined by the TLA Lender Group in its sole discretion). Counsel will promptly provide an invoice to the Borrowers for the Expense Advance each time that funds are applied to fees and expenses of the TLA Lender Group. Counsel shall be entitled to apply the Expense Advance to all fees and expenses incurred without further notice to the Borrowers. Promptly after Peekay Boutiques, Inc. consummates the Qualified IPO, Counsel shall return to the Borrowers any unused portion of the Expense Advance (after application of the Expense Advance against all fees and expenses of Counsel incurred through the closing of such Qualified IPO). Nothing herein shall preclude the TLA Lender Group from seeking replenishment from the Borrowers of all or a portion of the Expense Advance nor shall any individual Lender be precluded from seeking reimbursement of any fees and expenses or otherwise in accordance with Section 12.04 of the Financing Agreement.

10. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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(c) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment.

(d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(e) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) after giving effect to any applicable grace periods set forth in the Loan Documents, any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(f) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS: PEEKAY ACQUISITION, LLC PEEKAY SPA, LLC PEEKAY, INC. CONREV, INC. ZJ GIFTS I-1, L.L.C. ZJ GIFTS M-1, L.L.C. ZJ GIFTS M-2, L.L.C. ZJ GIFTS M-3, L.L.C.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	__________________

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GUARANTORS: CHRISTALS ACQUISITION, LLC ZJ GIFTS F-2, L.L.C. ZJ GIFTS F-3, L.L.C. ZJ GIFTS F-4, L.L.C. ZJ GIFTS F-5, L.L.C. ZJ GIFTS F-6, L.L.C. CONDOM REVOLUTION, INC. CHARTER SMITH SANHUEZA RETAIL, INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	__________________

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COLLATERAL AGENT AND ADMINISTRATIVE AGENT: CORTLAND CAPITAL MARKET SERVICES LLC

By:	/s/ Polina Arsentyeva
Name:	Polina Arsentyeva
Title:	Associate Counsel

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ORIGINATION AGENT: CB AGENCY SERVICES, LLC

By:	/s/ David Aho
Name:	David Aho
Title:	Partner

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LENDERS: CB CA SPV, LLC

By:	/s/ David Aho
Name:	David Aho
Title:	Partner

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TOR CAPITAL LLC

By: Calangia LLC, Its Manager

By:	/s/ John C. Riso
Name:	John C. Riso
Title:	Manager

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By:	/s/ Ryan T. Magee
Name:	Ryan T. Magee
Title:	Managing Director

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Alpine Associates, A Limited Partnership

By:	/s/ Gary Moorman
Name:	Gary Moorman
Title:	Senior Analyst

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Alpine Heritage, L.P.

By:	/s/ Gary Moorman
Name:	Gary Moorman
Title:	Senior Analyst

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Alpine Heritage II, L.P.

By:	/s/ Gary Moorman
Name:	Gary Moorman
Title:	Senior Analyst:

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Alpine Heritage Offshore Fund Ltd.

By:	/s/ Gary Moorman
Name:	Gary Moorman
Title:	Senior Analyst

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The K2 Principal Fund L.P.

By:	/s/ Shawn Kimel
Name:	Shawn Kimel
Title:	Managing Partner

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Chatham Capital Management IV, LLC, as agent for each of Chatham Investment Fund QP IV, LLC and Chatham Investment Fund IV, LLC

By:	/s/ Nick Anacreonte
Name:	Nick Anacreonte
Title:	Partner

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ADK Soho Fund LP

Date: December 2, 2015	By:	/s/ Nathaniel Klipper
	Name:	Nathaniel Klipper
	Title:	Managing Partner

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TWIN HAVEN SPECIAL OPPORTUNITIES FUND IV, LP

By: Twin Haven Capital Partners, LLC as Investment Manager

By:	/s/ Paul Mellinger
Name:	Paul Mellinger
Title:	Managing Member

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